UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                February 4, 2009


                         United States Steel Corporation
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             (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

       600 Grant Street, Pittsburgh, PA              15219-2800
      ----------------------------------             ----------
       (Address of principal executive               (Zip Code)
                  offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 4, 2009, United States Steel Corporation ended the enrollment period under a voluntary early retirement program (a "VERP") that had been offered to certain of its non-represented employees in the United States. Retirements will be effective February 28, 2009, except that the Corporation may elect to delay certain participants' retirement dates under the program. The principal terms of the VERP include one additional year of service and age to be added to each participant's service and age for benefit accrual and early retirement eligibility purposes under the relevant pension plans, and one year of salary will be paid to each participant. Additionally, the rate used to determine any lump sum calculation will be protected for those participants the Corporation determines will retire after February 28, 2009. A form of the VERP program is filed herewith as Exhibit 99.1.

Item 8.01. Other Events

On February 6, 2009, United States Steel Corporation announced that approximately 500 employees have elected to retire under the VERP described above. A copy of the press release in substantially the form released is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           99.1 A form of the VERP program

           99.2 Press release titled "U. S. Steel Announces Results of
                                  Successful Voluntary Early Retirement Program"


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION


By   /s/ Larry G. Schultz
     ---------------------------
     Larry G. Schultz
     Senior Vice President & Controller



Dated:  February 6, 2009